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                                  Exhibit 99.1


                    CEO certification required by Section 906

                                       Of

                           Sarbanes-Oxley Act of 2002
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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of State Auto Financial Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Moone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to State Auto Financial Corporation and will be retained by State Auto Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                            /s/  Robert H. Moone
                                                 ----------------------------
                                                 Robert H. Moone
                                                 Chief Executive Officer
                                                 March 28, 2003